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NEWS BULLETIN
                        NITINOL MEDICAL TECHNOLOGIES, INC.
FROM:                   27 Wormwood Street
FRB                     Boston, MA 02210-1625
                        (Nasdaq/NMS:NMTI)
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The Financial Relations Board, Inc.


FOR FURTHER INFORMATION:

     AT THE COMPANY:                AT THE FINANCIAL RELATIONS BOARD
     --------------                 --------------------------------
     Thomas M. Tully                General Info:  Paul Henning  (212) 661-8030
     President & CEO                Analyst Info:  Brian Gill    (212) 661-8030
     (617) 737-0930                 Media Info:    Deanne Eagle  (212) 661-8030

     FOR IMMEDIATE RELEASE
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     September 23, 1998

         NITINOL MEDICAL TECHNOLOGIES, INC. NAMES WILLIAM J. KNIGHT
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                 VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
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     Boston, MA, September 23, 1998--Nitinol Medical Technologies, Inc.
     (Nasdaq/NMI:NMTI) today announced the appointment of William J. Knight, 49, to the position of Vice President of Finance and Administration, Chief Financial Officer. Knight succeeds Theodore I. Pincus, who has resigned to pursue other business opportunities. Mr. Pincus will remain in a transitional consulting role until the end of November.

     Since August 1996, William J. Knight has been Vice President Administration and Chief Financial Officer of Zoll Medical Corporation, a medical device manufacturer with approximately $60 million of worldwide sales. From September 1989 to February 1996, Mr. Knight was Vice President, Corporate Controller of Analytical Technology, Inc., a $125 million manufacturer of scientific instrumentation. Owned by E.M. Warburg Pincus & Co., Analytical Technologies was acquired by ThermoElectron Corporation in December 1995.

     Commenting on Mr. Knight's appointment, Thomas M. Tully, President and Chief Executive Officer of Nitinol Medical Technologies, Inc. said, "We are very pleased to have Bill Knight join us at this stage in the growth and development of our company. He brings to us a great deal of experience in the financial management of a global manufacturing and marketing organization. Additionally, Bill has successfully integrated foreign and domestic acquisitions at both Zoll and Analytical Technology."

     Nitinol Medical Technologies, Inc. designs, develops and markets innovative medical devices that utilize advanced technologies and are delivered by minimally invasive procedures. The Company's products are designed to offer alternative approaches to existing complex treatments,








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     thereby reducing patient trauma, shortening procedure, hospitalization and recovery times, and lowering overall treatment costs. The Company's patented medical devices include self-expanding stents, vena cava filters and septal repair devices. The NMT Neurosciences division serves the needs of neurosurgeons with a range of products including cerebral spinal fluid shunts, the Selector Ultrasonic Aspirator, Ruggles Surgical Instruments, the Spetzler Titanium Aneurysm Clip, and endoscopes and instrumentation for minimally invasive surgery.

     To receive Nitinol's latest news release and other corporate documents via FAX -- at no cost -- please dial 1-800-PRO-INFO. Enter Nitinol's symbol NMTI.

     This press release contains "forward-looking statements" within the meaning
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     of the Private Securities Litigation Reform Act of 1995. Such forward-
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     looking statements involve known and unknown risks, uncertainties or other
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     factors which may cause actual results, performance or achievements of the
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     Company to be materially different from any future results, performance or
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     achievements expressed or implied by such forward-looking statements.
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     Factors that might cause such a difference include, but are not limited to,
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     those discussed under the heading "Certain Factors That May Affect Future
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     Results" included in the Management's Discussion and Analysis of Financial
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     Condition and Results of Operations in the Company's Annual Report on Form
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     10-K for the year ended December 31, 1997.
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